UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

OLIE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54909	33-1220056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300-838 Hastings Street
Vancouver, British Columbia V6C0A6
(604) 828-9999
www.olieinc.ca

Registrant’s telephone number, including area code: 604-828-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

OLIE INC.

CURRENT REPORT ON FORM 8-K/A

SECTION 3. SECURITIES AND TRADING MATTERS

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

CLASS A PREFERRED

The Board of Directors has deemed it advisable to issue Robert Gardner, 1 Share of Preferred Series A stock.

CLASS B PREFERRED

The Board of Directors has deemed it advisable to issue 104,955 Class “B” Preferred shares to Robert Gardner, the Corporation’s Chief Executive Officer, in exchange for Mr. Gardner agreeing to retire $262,389.17 (USD) of debt owed to him by the Corporation.

COMMON SHARES

The Board of Directors has deemed it advisable to issue 2,000,000,000 shares of common class stock at Par Value ($0.00001) to Robert Gardner, the Corporation’s Chief Executive Officer, in exchange for Mr. Gardner agreeing to retire an additional $20,000.00 (USD) of debt owed to him by the Corporation.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

 Item 5.02 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

COMMON SHARES

The Board of Directors has deemed it advisable to increase the authorized limit of the common stock to 3,000,000,000 shares at $0.00001 Par Value.

CLASS A PREFERRED

The Board of Directors has deemed it advisable to Authorize 4 Shares Class A Preferred Stock with a Par Value of $0.0001.

CLASS B PREFERRED

The Board of Directors has deemed it advisable to Authorize 10,000,000 Class B Preferred stock with a Par Value of $0.0001.

CLASS C PREFERRED

The Board of Directors has deemed it advisable to Authorize 25,000,000 Class C Preferred stock with a Par Value of $0.0001.

CLASS D PREFERRED

The Board of Directors has deemed it advisable to Authorize 10,000,000 Class D Preferred stock with a Par Value of $0.0001.

CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK

1.1 DESIGNATION. The class of stock of this corporation shall be named and designated “Series A Preferred Stock”. It shall have 4 shares authorized at $0.0001 par value per share, and are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the “Series A Preferred Stock” or “Series A Preferred Shares”).

1.2 CONVERSION RIGHTS.

a.           If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B Preferred Stocks, Series C Preferred Stock and Series D Preferred Stocks which are issued and outstanding at the time of conversion.

b.           Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B Preferred Stocks + all shares of Series C Preferred Stocks + all shares of Series D Preferred Stocks issued and outstanding at time of conversion}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

n
∑xi = number of shares of Series A Preferred Stock to be issued
i = 1

where x1 + x2 + x3 …+…xn represent the discrete notes and other obligations owed the lender (holder), which are being retired.

1.4 VOTING RIGHTS.

a.           If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting, plus iii) the total number of shares of Series C Preferred Stocks which are issued and outstanding at the time of voting, plus iv) the total number of shares of Series D Preferred Stocks which are issued and outstanding at the time of voting.

b.           Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B Preferred Stocks issued and outstanding at time of voting + all shares of Series C Preferred Stocks issued and outstanding at time of voting + all shares of Series D Preferred Stocks issued and outstanding at time of voting}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF SERIES B PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES.  10,000,000 shares of Series B Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the “Series B Preferred Stock” or “Series B Preferred Shares”).

1.2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B Preferred Stock shall be convertible at par value $0.00001 per share (the “Series B Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series B Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series B Preferred Stock, and a par value of $0.0001 per share for Series B Preferred each share of Series B Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series B Preferred Stock shall be $2.50.

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

1.7 LOCK-UP RESTRICTIONS ON CONVERSION.  Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF SERIES C PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES. 25,000,000 shares of Series C Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the “Series C Preferred Stock” or “Series C Preferred Shares”).

1.2. DIVIDENDS.  The holders of Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS.  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series C Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series C Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series C Preferred Stock shall be convertible at par value $0.00001 per share (the “Series C Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series C Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series C Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series C Preferred Stock, and a par value of $0.0001 per share for Series C Preferred each share of Series C Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

(d) Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS.  Each share of Series C Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series C Preferred Stock shall be $2.50.

(b) The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

1.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series C Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF SERIES D PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES.  25,000,000 shares of Series D Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the “Series D Preferred Stock” or “Series D Preferred Shares”).

1.2. DIVIDENDS. The holders of Series D Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series D Preferred Stock, the holders of the Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series D Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series D Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series D Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series D Preferred Stock shall be convertible at par value $0.00001 per share (the “Series D Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series D Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series D Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series D Preferred Stock, and a par value of $0.0001 per share for Series D Preferred each share of Series D Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series D Preferred Stock of the holder's intention to convert the shares of Series D Stock, together with the holder's stock certificate or certificates evidencing the Series D Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series D Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series D Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series D Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series D Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series D submitting such conversion notice.

(d) Shares of Series D Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series D Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS. Each share of Series D Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series D Preferred Stock shall be $2.50.

(b) The price of each share of Series D Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

1.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series D Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information .

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1 Designation of Series A Preferred Stock, Series B Preferred Stock filed with the Delaware Secretary of State on June 18, 2013.

3.1.1 Designation of Series C Preferred Stock and Series D Preferred Stock filed with the Delaware Secretary of State on July 18, 2013.

3.1.2 Exhibit “A” Novation Agreement between OLIE Inc. and Robert Gardner

3.1.3 Novation Subscription Agreement between OLIE Inc. and Robert Gardner

3.1.4 Exhibit “A-1” Affiliate Debt Letter per Novation Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLIE Inc.

Date: July 25, 2013	By:
Robert Gardner
Chief Executive Officer